Exhibit  10.3
                                VOTING  AGREEMENT
                                       AND
                                IRREVOCABLE  PROXY


     This Voting Agreement and Irrevocable Proxy (the "Voting Agreement") is made on the 6th day of July, 2000, by and among VOICE MEDIA, INC., a Nevada corporation ("Voice Media"), and ERIC LANGAN ("Langan").

     WHEREAS, RCI Internet Holdings, Inc. ("RCI"), Rick's Cabaret International, Inc. ("Rick's") and Voice Media have entered into an Asset Purchase Agreement ("Purchase Agreement") of even date herewith pursuant to which Voice Media has agreed to grant to Langan certain voting rights with respect to 250,000 shares of Rick's common stock, $.01 par value, which have been issued simultaneously herewith pursuant to the terms and conditions of the Purchase Agreement and which are subject to an Escrow Agreement as provided for in the Purchase Agreement; and

     WHEREAS, in connection with the execution of the Purchase Agreement it is necessary to establish and enter into this Voting Agreement; and

     WHEREAS, as a material inducement to RCI and Rick's entering into the Purchase Agreement with Voice Media, it was agreed that Voice Media enter into this Voting Agreement with Langan.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and obligations herein contained and for other good and valuable consideration, the parties hereto agree as follows:

     1.     SHARES  SUBJECT  TO VOTING AGREEMENT.  Voice Media and Langan hereby
            ------------------------------------
agree that the 250,000 shares of common stock of Rick's which have been issued simultaneously herewith pursuant to the terms and conditions of the Purchase Agreement and which are subject to an Escrow Agreement as provided for in the Purchase Agreement are the shares which are made the subject of this Voting Agreement and shall hereinafter be referred to as the "Stock". Any additional shares of common stock or other voting securities of Rick's which may be issued incident to a stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation or other reorganization or like transaction and received with respect to the Stock then subject to this Voting Agreement, shall be included within the term "Stock" as used herein and shall be subject to the terms of this Voting Agreement.

     2.     INSCRIPTION  ON  SHARE  CERTIFICATES.  Each certificate representing
            ------------------------------------
ownership of the Stock shall contain a legend in substantially the following form:

     "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A VOTING AGREEMENT AND IRREVOCABLE PROXY DATED EFFECTIVE AS OF JULY 6, 2000 ("AGREEMENT"), A COUNTERPART OF WHICH HAS BEEN DEPOSITED WITH THE COMPANY AT ITS PRINCIPAL OFFICE. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT
TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL OFFICE."

     3.     VOTING  OF  THE  STOCK.  Voice  Media  hereby grants and this Voting
            ----------------------
Agreement shall act as an irrevocable proxy from Voice Media in favor of Eric Langan to vote the shares represented by the Stock (i) at any regular or special meeting of shareholders of Rick's on any matters brought before the shareholders of Rick's or (ii) in connection with any consent to actions by the shareholders of Rick's. THIS IRREVOCABLE PROXY IS COUPLED WITH AN INTEREST AND SHALL SURVIVE UNTIL THE TIME PERIOD SPECIFIED IN PARAGRAPH 4 HEREIN. Such Irrevocable Proxy must be noted conspicuously on the certificate representing the shares that are subject to this Irrevocable Proxy and is specifically enforceable against the holder of the Stock or any successor or transferee of such holder.

     4.     TERM.  This  Voting Agreement shall commence and be effective on the
            ----
date hereof and shall terminate at such time as the Stock is released from escrow pursuant to the Escrow Agreement executed simultaneously herewith between Voice Media, Rick's and Robert D. Axelrod, P.C., as escrow agent.

     5.     ACCESS  TO  VOTING  AGREEMENT.  A  copy of this Voting Agreement and
            -----------------------------
every amendment of supplement hereto shall be filed in the principal office of Rick's and shall be open to inspection by any holder of the Stock, in person or by agent or attorney, during normal business hours upon reasonable notice to Rick's.

     6.     RESERVATION  OF RIGHTS TO VOICE MEDIA.  All rights and privileges of
            -------------------------------------
stock ownership other than the right to vote or consent to actions by the shareholders as described in Section 3 shall be reserved to and retained by Voice Media.

     7.     SPECIFIC  PERFORMANCE.  In  addition  to and cumulative of all other
            ---------------------
rights and remedies which the parties hereto may have at law, in equity, or hereunder, each party is hereby granted the right and remedy of specific performance with respect to the performance of this Voting Agreement.

     8.     NOTICE.  All  notices  and  other communications provided for herein
            ------
shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:


                VOTING  AGREEMENT  AND  IRREVOCABLE  PROXY  -  PAGE  2

     (a)     If  to  Eric  Langan:

             Mr.  Eric  Langan
             505  North  Belt,  Suite  630
             Houston,  Texas  77060
             Fax:  (281)  820  1445

             With  a  copy  to:

             Robert  D.  Axelrod
             Axelrod,  Smith  &  Kirshbaum
             5300  Memorial  Drive,  Suite  700
             Houston,  Texas  77007
             Fax:  (713)  552-0202

     (b)     If  to  Voice  Media  to:

             Voice  Media,  Inc.
             Ron  Levi,  President
             2533  North  Carson  Street,  Suite  1091
             Carson  City,  Nevada  89706
             Fax:     (702)  883-2384

             With  a  copies  to:

             Howard  Rosoff
             Rosoff,  Schiffres  &  Barta
             Suite  1450
             11755  Wilshire  Blvd.
             Los  Angeles,  California  90025
             Fax:     (310)  478-1439

             Guy  Mizrachi
             c/o  National  Telemedia  Corporation
             5000  North  Parkway  Calabasas,  Suite  205
             Calabasas,  California  91302
             Fax:     (818)  591-3434

     (c)     If  to  Rick's:

             Rick's  Cabaret  International  Inc.
             Mr.  Eric  Langan,  President
             505  North  Belt,  Suite  630
             Houston,  Texas  77060
             Fax:  (281)  820  1445


                VOTING  AGREEMENT  AND  IRREVOCABLE  PROXY  -  PAGE  3

     With  a  copy  to:

     Robert  D.  Axelrod
     Axelrod,  Smith  &  Kirshbaum
     5300  Memorial  Drive,  Suite  700
     Houston,  Texas  77007
     Fax:  (713)  552-0202

All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     9.     ENTIRE  AGREEMENT.  This  Voting  Agreement  constitutes  the entire
            -----------------
agreement between the parties with regard to the voting of the Stock and may not be amended, supplemented, waived or terminated except by written instrument executed by the parties.

     10.     WAIVER.  No  waiver of any provision of this Voting Agreement shall
             ------
constitute a waiver of any other provision of this Voting Agreement, nor shall such waiver constitute a waiver of any subsequent breach of such provision.

     11.     BINDING  EFFECT.  This  Voting  Agreement shall be binding upon and
             ---------------
shall inure to the benefit of the parties hereto and their respective successors and assigns.

     12.     GOVERNING LAW.  The validity, construction, and enforcement of this
             -------------
Voting Agreement shall be governed by the laws of the State of Texas. In the event of a dispute concerning this Voting Agreement, the parties agree that venue lies in a court of competent jurisdiction in Harris County, Texas.

     13.     SEVERABILITY.  If  any  provision  of  this  Voting  Agreement  is
             ------------
declared unenforceable by a court of competent jurisdiction, such provision shall be enforced to the greatest extent permitted by law, and such declaration shall not affect the validity of any other provision of this Voting Agreement.

     14.     CONSTRUCTION.  The  headings contained in this Voting Agreement are
             ------------
for reference purposes only and shall not affect this Voting Agreement in any manner whatsoever. Wherever required by the context, any gender shall include any other gender, the singular shall include the plural, and the plural shall include the singular.

     15.     COUNTERPARTS.  This  Voting  Agreement  may be executed in multiple
             ------------
counterparts, each of which shall be deemed an original but all of which shall be deemed one instrument.


                VOTING  AGREEMENT  AND  IRREVOCABLE  PROXY  -  PAGE  4

     16.     FURTHER  ASSURANCES.  Each Party to this Voting Agreement agrees to
             -------------------
perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Voting Agreement.



     [[[[SIGNATURES  ON  FOLLOWING  PAGE]]]]

                VOTING  AGREEMENT  AND  IRREVOCABLE  PROXY  -  PAGE  5

     IN WITNESS WHEREOF, the Parties hereto have executed this Voting Agreement and Irrevocable Proxy effective as of the day and year first above written.


                                             VOICE  MEDIA,  INC.
     250,000
     -------
Number  of  Shares  Subject
to  this  Voting  Agreement  and             By:  /s/  Ron  Levi
Irrevocable  Proxy                                Ron  Levi,  President




                                             /s/  Eric  Langan
                                             Eric  Langan,  individually


                VOTING  AGREEMENT  AND  IRREVOCABLE  PROXY  -  PAGE  6
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